EXHIBIT 32.2

Certification Pursuant to 18 U.S.C. Section 1350,

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Nordson Corporation (the “Company”) on Form 10-K for the year ended October 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Peter S. Hellman, President, Chief Financial and Administrative Officer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ PETER S. HELLMAN

Peter S. Hellman
President, Chief Financial and
Administrative Officer and Director

January 13, 2006

66